KRANE SHARES TRUST

KraneShares Bloomberg Barclays China Aggregate Bond Inclusion Index ETF (the “Fund”)

Supplement dated February 15, 2019 to the currently effective Summary Prospectus, Statutory Prospectus and Statement of Additional Information, as each may be supplemented, for the Fund

This supplement provides new and additional information beyond that contained in the currently effective Summary Prospectus, Statutory Prospectus (each, a “Prospectus” and together, the “Prospectuses”) and Statement of Additional Information listed above and should be read in conjunction with the Prospectuses and Statement of Additional Information.

The Fund’s name has changed from the KraneShares Bloomberg Barclays China Aggregate Bond Inclusion Index ETF to the KraneShares E Fund Bloomberg Barclays China Aggregate Bond Inclusion Index ETF. Accordingly, all references to the KraneShares Bloomberg Barclays China Aggregate Bond Inclusion Index ETF in the Prospectuses and Statement of Additional Information are replaced with KraneShares E Fund Bloomberg Barclays China Aggregate Bond Inclusion Index ETF.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.